UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 24, 2015

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-23695

(Commission File Number)

04-3402944

(IRS Employer Identification No.)

131 Clarendon Street

Boston, Massachusetts

(Address of principal executive office)

02116

(Zip Code)

(617) 425-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 24, 2015, the Board of Directors of Brookline Bancorp, Inc. approved an increase in the size of the Board of Directors to fourteen members, and appointed John M. Pereira as a director to fill the vacancy created by that action.  Mr. Pereira is the President of Combined Properties, Inc., a real estate investment and development firm located in Malden, Massachusetts. Mr. Pereira will serve on the Company’s Credit Committee and Risk Committee.

Mr. Pereira’s term of office will expire at the 2016 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits 99.1 Press Release — June 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLINE BANCORP, INC.

Date: June 24, 2015	By:	/s/ Michael W. McCurdy
Chief Risk Officer, General Counsel and Secretary

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release — June 24, 2015